EXHIBIT 10.2

SUBSCRIBER’S ACKNOWLEDGMENT

Advanced Medical Isotope Corporation, a Delaware corporation (the “Company”), is issuing and selling in an offering (the “Offering”) convertible promissory notes (“Note” or “Notes”) of the Company to the subscribers (“Subscribers”) pursuant to a subscription sgreement dated July 13, 2012 (the “Subscription Agreement”).  The undersigned irrevocably acknowledges and agrees to the following:

(i)           Alpha Capital Anstalt and Brio Capital L.P. (the “Lead Investors”) were lead investors in the Offering.

(ii)          A collateral agent (the “Collateral Agent”) shall act on behalf of the Lead Investors as set forth in a “Security Agreement,” a form of which was filed with the U.S. Securities and Exchange Commission on July 18, 2012.  The Collateral Agent shall have a security interest in the assets of the Company on behalf of the Lead Investors, which security interest shall be memorialized in the Security Agreement.

(iii)         The undersigned Subscriber shall not be a party to the Security Agreement and shall not be granted a security interest in the assets of the Company.

(iv)          this Subscriber’s Acknowledgment is in addition to, and does not replace, the representations, warranties and agreements contained in the undersigned’s Subscription Agreement with the Company and other related documents; and

(v)           the undersigned is an “accredited investor,” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment on this _____ day of July, 2012.

IF SUBSCRIBER IS AN INDIVIDUAL:
(Print Full Name)

(Signature)

IF SHARES SHALL BE OWNED JOINTLY:
(Print Full Name)

(Signature of Joint Subscriber)

IF SUBSCRIBER IS AN ENTITY:
(Print Full Name of Entity)

(Signature of Authorized Person)

(Print Name and Title of Authorized Person)